Exhibit 10.147
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                      Commodore Applied Technologies, Inc.
                        150 East 58th Street, Suite 3238
                               New York, NY 10155
                (212)-308-5800 telephone (212)-753-0731 facsimile
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April 9, 2004


The Shaar Fund, Ltd.                                   VIA FACSIMILE and US MAIL
c/o Levinson Capital Management                        -------------------------
350 Fifth Avenue
Suite 2210
New York, NY  10018


         Re: Amended Certificate of Designation of Series F Convertible Preferred Stock entered into as of March 15, 2000, by Commodore Applied Technologies, Inc., and the Shaar Fund, Ltd. (the "Certificate of Designation Series F") in connection with the issuance of 266,700 shares of the Company's Series F Convertible Preferred Stock, par value $0.001 per share and liquidation preference of $10.00 per share on March 15, 2000 (the "Issue Date") (collectively the "Series F Preferred").

Dear Mr. Levinson:

         Reference is made to the above-referenced Certificate of Designation Series F.

         In connection with the default relating to the Mandatory Conversion Date set forth in subparagraph 6.8 of the Certificate of Designation Series F, the undersigned has requested, and you have agreed, to amend subparagraph 6.8 of the Certificate of Designation Series F to give the undersigned an additional 24 (twenty-four) months before the Corporation will be obligated to convert all of the Series F Preferred Stock outstanding. Accordingly, subparagraph 6.8 of the Certificate of Designation Series F shall be amended to read as follows:

                        Section 6.8 Mandatory Conversion

         On the 66th (sixty-sixth) calendar month anniversary of the Issue Date of this Certificate of Designation (the "Mandatory Conversion Date"), the Corporation shall convert all Series F Preferred Stock outstanding, at the Conversion Price utilizing the Stated Value (plus accrued and unpaid dividends) (whether or not declared, whether or not there were funds legally available for the payment of dividends and whether or not a Dividend Payment Due Date has occurred since the last dividend payment)) as the value of each share of Series F Preferred Stock, into shares of Common Stock registered for resale in open market transactions on the Registration Statement (as defined in the Registration Rights Agreement), which Registration Statement shall then be effective under the Securities Act.

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         The purpose of this amendment is to extend the automatic  conversion of the Series F Preferred from the original 42nd calendar month anniversary of the Issue Date to the revised date of the 66th month anniversary of the Issue Date.


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

         If you are in agreement with the above amendment to the Certificate of Designation Series F, please signify such agreement by signing below and returning a copy of this letter to the undersigned.




                                   Very truly yours,

                                   COMMODORE APPLIED TECHNOLOGIES, INC.


                                   By:
                                      ------------------------------------------

                                      Name: James M. DeAngelis
                                      Title: Sr. Vice President, Chief Financial
                                              Officer and Treasurer

                          TELECOPY NUMBER: 212-753-0731

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      The above terms and conditions are agreed to this tenth day of March
2004.

                                   THE SHAAR FUND, LTD.


                                   By:
                                      -----------------------------------------

                                      Name: Samuel E. Levinson
                                      Title:   Managing Director


                          TELECOPY NUMBER: 914-395-0059


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